UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02932

Morgan Stanley High Yield Securities Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Randy Takian 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	August 31, 2009

Date of reporting period:	August 31, 2009

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley High Yield Securities Inc. performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund's financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report

For the year ended August 31, 2009

Total Return for the 12 Months Ended August 31, 2009
Class A	Class B	Class C	Class I	Barclays Capital U.S. Corporate High Yield-2% Issuer Cap Index[1]	Lipper High Current Yield Bond Funds Index[2]
5.09%	4.73%	4.36%	5.62%	7.00%	–1.38%

The performance of the Fund's four share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

The fiscal year ended August 31, 2009 was composed of two distinct periods in terms of market performance. During the first period, or the last four months of 2008, the credit crisis was at its peak. Following the bankruptcy of Lehman Brothers and the government takeover of Fannie Mae and Freddie Mac in September, the credit markets seized up. Over the next several weeks the credit crisis intensified while at the same time, fears of a severe economic recession emerged. Together these factors led to a significant sell-off of risky assets that continued through the end of the year and as a result, for the period from September 1 through December 31, 2008, the high yield bond market declined 24.35 percent, as measured by the Barclays Capital U.S. Corporate High Yield-2% Issuer Cap Index (the "Index").

Year to date, however, has been a completely different story. As we entered the year, signs of economic stabilization began to appear, credit concerns eased, consumer confidence improved, and investors began to take on risk again, spurring a rebound in high yield bond prices that continued through the end of the reporting period. Year-to-date through the end of August, the high yield bond market gained 41.44 percent (as measured by the Index), which more than made up for the losses experienced in the last four months of 2008 and resulted in a 7.0 percent Index return for the 12-month reporting period. More than $15 billion in new money has flowed into the high yield asset class year-to-date, sparking a resurgence of the new issue market, with many issuers pricing new bonds this year.

Industry returns for the period varied widely. The best performing industries within the Index for the 12-month reporting period were insurance (+53.5 percent), financials (+41.1 percent) and transportation (+13.3 percent), while the worst performers were basic industry (–5.6 percent), communications (–2.7 percent), and utilities (–2.3 percent).

Performance Analysis

All share classes of Morgan Stanley High Yield Securities Inc. underperformed the Barclays Capital U.S. Corporate High Yield-2% Issuer Cap Index (the "Index") and outperformed the Lipper High Current Yield Bond Funds

Index for the 12 months ended August 31, 2009, assuming no deduction of applicable sales charges.

The primary contributor to the Fund's underperformance relative to the Index was the portfolio's more defensive positioning. Throughout the period, the Fund had an emphasis on higher quality issuers with strong asset values. In addition, the Fund has de-emphasized highly cyclical (or economically sensitive) industries and focused on more stable industry groups that have performed relatively well throughout an economic cycle. This strategy benefited performance as the market declined and the riskiest segments of the market experienced the most significant losses. More recently, however, the Fund's defensive positioning has detracted from returns as the lowest quality issuers have experienced the most dramatic positive returns. For the overall period, therefore, this positioning was a drag on relative performance.

From an industry perspective, the Fund benefited from an underweight in the building materials industry as this segment underperformed, and from an overweight in the health care industry which performed relatively well. Conversely, overweights in media and cable and an underweight in the automotive industry detracted from relative performance for the period.

The market turbulence over the past year has created opportunities for high yield investors and we continue to find compelling values within the asset class. We remain concerned over the lowest quality issuers in the market as we believe they remain vulnerable in a rising default environment. In our view, there are more compelling risk/reward opportunities within higher quality issuers in the market and therefore, the Fund continues to emphasize higher quality bonds.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP FIVE INDUSTRIES as of 08/31/09
Oil Company — Exploration & Production	10.1%
Casino Hotels	4.3
Telephone Integrated	4.3
Cable/Satellite TV	3.8
Containers — Paper/Plastic	3.3
LONG-TERM CREDIT ANALYSIS as of 08/31/09
A/A+	5.5%
Baa/BBB+	0.6
Ba/BB-	25.8
B/B	39.1
Caa/CCC	25.8
Not rated	3.2

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Top five industries are as a percentage of net assets and long-term credit analysis are as a percentage of total long-term investments. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 80 percent of its assets in fixed-income securities (including zero coupon securities) rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), or in non-rated securities considered by the Fund's "Investment Adviser," Morgan Stanley Investment Advisors Inc., to be appropriate investments for the Fund. Such securities may also include "Rule 144A" securities, which are subject to resale restrictions. Shareholders of the Fund will receive at least 60 days' prior notice of any changes in this policy. The Fund may also use derivative instruments as discussed in the Fund's prospectus. These derivative instruments will be counted toward the 80 percent policy discussed above to the extent they have economic characteristics similar to the securities included within that policy. Securities rated below Baa or BBB are commonly known as "junk bonds." There are no minimum quality ratings for investments, and as such the Fund may invest in securities which no longer make payments of interest or principal, including defaulted securities.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary

Performance of $10,000 Investment—Class A and Class I
Over 10 Years

Average Annual Total Returns—Period Ended August 31, 2009
Symbol	Class A Shares* (since 09/26/79) HYLAX	Class B Shares** (since 07/28/97) HYLBX	Class C Shares† (since 07/28/97) HYLCX	Class I Shares†† (since 09/26/79) HYLDX
1 Year	5.09%[3] 0.63 [4]	4.73%[3] –0.03 [4]	4.36%[3] 3.41 [4]	5.62%[3] —
5 Years	4.72 [3] 3.82 [4]	4.12 [3] 3.83 [4]	3.97 [3] 3.97 [4]	4.90 [3] —
10 Years	–2.42 [3] –2.84 [4]	–2.84 [3] –2.84 [4]	–3.08 [3] –3.08 [4]	–2.24 [3] —
Since Inception	4.92 [3] 4.77 [4]	–2.22 [3] –2.22 [4]	–2.45 [3] –2.45 [4]	5.16 [3] —

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class I shares will vary due to differences in sales charges and expenses. See the Fund's current prospectus for complete details on fees and sales charges.

Prior to July 28, 1997 the Fund offered only one class of shares. Because the distribution arrangement for Class A most closely resembled the distribution arrangement applicable prior to the implementation of multiple classes (i.e., Class A is sold with a front-end sales charge), historical performance information has been restated to reflect the actual maximum sales charge applicable to Class A (i.e., 4.25%) as compared to the 5.50% sales charge in effect prior to July 28, 1997. In addition, Class A shares are now subject to an ongoing 12b-1 fee which is reflected in the restated performance for that class.

Because all shares of the Fund held prior to July 28, 1997 were designated Class I shares (formerly Class D shares), the Fund's historical performance has been restated to reflect the absence of any sales charge.

*  The maximum front-end sales charge for Class A is 4.25%.

**  The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion.

†  The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

††  Class I has no sales charge.

(1)  The Barclays Capital U.S. Corporate High Yield – 2% Issuer Cap Index is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody's, Fitch, and S&P is Ba1/BB+/BB+ or below. The Index excludes Emerging Markets debt. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper High Current Yield Bond Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper High Current Yield Bond Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper High Current Yield Bond Funds classification as of the date of this report.

(3)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

‡  Ending value assuming a complete redemption on August 31, 2009.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 03/01/09 – 08/31/09.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	03/01/09	08/31/09	03/01/09 – 08/31/09
Class A
Actual (32.48% return)	$1,000.00	$1,324.80	$12.89
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.12	$11.17
Class B
Actual (31.75% return)	$1,000.00	$1,317.50	$15.77
Hypothetical (5% annual return before expenses)	$1,000.00	$1,011.59	$13.69
Class C
Actual (32.18% return)	$1,000.00	$1,321.80	$16.39
Hypothetical (5% annual return before expenses)	$1,000.00	$1,011.09	$14.19
Class I
Actual (32.14% return)	$1,000.00	$1,321.40	$11.41
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.38	$9.91

  @  Expenses are equal to the Fund's annualized expense ratios of 2.20%, 2.70%, 2.80% and 1.95% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2008, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds advised by the Adviser and compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that while the management fee was lower than the peer group average, the total expense ratio was higher than the peer group average. After discussion, the Board concluded that the Fund's management fee and performance were competitive with the peer group average, and the total expense ratio was acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley High Yield Securities Inc.

Portfolio of Investments  ■  August 31, 2009

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Corporate Bonds (91.3%)
	Advanced Materials/Products (0.4%)
$605	Hexcel Corp. (a)	6.75%	02/01/15	$568,700
	Agricultural Chemicals (0.7%)
1,045	Terra Capital, Inc. (Series B)	7.00	02/01/17	990,138
	Beverages - Wine/Spirits (0.5%)
715	Constellation Brands, Inc. (a)	7.25	05/15/17	695,338
	Broadcast Service/Program (0.4%)
550	XM Satellite Radio, Inc. (144A) (b)	13.00	08/01/13	525,250
	Building Product - Cement/Aggregation (0.3%)
345	Hanson Ltd. (United Kingdom)	7.875	09/27/10	341,636
	Building - Residential/Commercial (0.1%)
170	Pulte Homes, Inc.	6.375	05/15/33	119,850
	Cable/Satellite TV (3.8%)
1,170	Charter Communications Operating LLC/ Charter Communications Operating Capital (144A) (b)(c)	12.875	09/15/14	1,275,300
745	CSC Holdings, Inc. (144A) (b)	8.50	06/15/15	756,175
1,565	CSC Holdings, Inc. (144A) (b)	8.625	02/15/19	1,588,475
1,360	DISH DBS Corp.	7.00	10/01/13	1,339,600
				4,959,550
	Casino Hotels (4.3%)
27,175	Aladdin Gaming Holdings LLC (Series B) (c)(d)(e)	13.50	03/01/10	0
675	Ameristar Casinos, Inc. (144A) (b)	9.25	06/01/14	693,562
1,020	Harrahs Operating Escrow LLC/Harrahs Escrow Corp. (144A) (b)	11.25	06/01/17	1,042,950
410	Las Vegas Sands Corp. (a)	6.375	02/15/15	353,625
2,500	MGM Mirage (144A) (b)	13.00	11/15/13	2,800,000
895	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. (a)	6.625	12/01/14	827,875
				5,718,012
	Cellular Telecommunications (1.1%)
1,635	Nextel Communications, Inc. (Series E)	6.875	10/31/13	1,471,500

See Notes to Financial Statements

Morgan Stanley High Yield Securities Inc.

Portfolio of Investments  ■  August 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Chemicals - Diversified (0.9%)
$715	Innophos Holdings, Inc. (144A) (b)	9.50%	04/15/12	$675,675
545	Westlake Chemical Corp.	6.625	01/15/16	520,475
				1,196,150
	Chemicals - Other (0.5%)
725	Innophos, Inc.	8.875	08/15/14	706,875
	Chemicals - Specialty (1.5%)
715	Ashland, Inc. (144A) (b)	9.125	06/01/17	752,537
1,250	Johnsondiversey, Inc. (Series B)	9.625	05/15/12	1,275,000
				2,027,537
	Coal (1.4%)
860	Foundation PA Coal Co. LLC	7.25	08/01/14	842,800
1,055	Massey Energy Co.	6.875	12/15/13	996,975
				1,839,775
	Commercial Services (0.6%)
815	Ticketmaster Entertainment, Inc.	10.75	08/01/16	786,475
	Computer Services (1.1%)
1,315	Sungard Data Systems, Inc. (a)	9.125	08/15/13	1,308,425
90	Sungard Data Systems, Inc. (144A) (b)	10.625	05/15/15	93,375
				1,401,800
	Containers - Metal/Glass (1.0%)
460	Crown Americas LLC/Crown Americas Capital Corp.	7.625	11/15/13	460,000
250	Owens-Brockway Glass Container, Inc. (a)	7.375	05/15/16	250,000
615	Owens-Brockway Glass Container, Inc.	8.25	05/15/13	624,225
				1,334,225
	Containers - Paper/Plastic (3.3%)
1,465	Berry Plastics Corp. (a)	8.875	09/15/14	1,296,525
910	Graham Packaging Co. LP/GPC Capital Corp. I (a)	9.875	10/15/14	910,000
900	Graphic Packaging International, Inc. (a)	9.50	08/15/13	906,750
1,325	Solo Cup Co. (a)	8.50	02/15/14	1,222,312
				4,335,587
	Data Processing/Management (1.0%)
735	First Data Corp. (a)	9.875	09/24/15	632,100
935	First Data Corp. (144A) (b)	11.25	03/31/16	719,950
				1,352,050

See Notes to Financial Statements

Morgan Stanley High Yield Securities Inc.

Portfolio of Investments  ■  August 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Decision Support Software (0.9%)
$1,260	Vangent, Inc.	9.625%		02/15/15	$1,178,100
	Diversified Banking Institution (1.8%)
765	Bank of America Corp.	8.00	(f)	01/30/18(g)	670,786
453	GMAC, Inc. (144A) (b)	6.75		12/01/14	375,990
1,410	GMAC, Inc. (144A) (b)	6.875		09/15/11	1,314,825
					2,361,601
	Diversified Manufactured Operation (2.4%)
1,805	Bombardier, Inc. (144A) (Canada) (b)	6.30		05/01/14	1,678,650
585	Koppers, Inc. (a)	9.875		10/15/13	606,937
1,000	RBS Global, Inc./Rexnord LLC	9.50		08/01/14	925,000
					3,210,587
	Diversified Minerals (1.0%)
1,250	Teck Resources Ltd.	9.75		05/15/14	1,356,250
	E-Commerce/Services (0.9%)
1,120	Expedia, Inc. (144A) (b)	8.50		07/01/16	1,139,600
	Electric - Generation (2.9%)
415	AES Corp. (The)	7.75		03/01/14	406,181
655	AES Corp. (The) (144A) (b)	8.75		05/15/13	668,100
675	Edison Mission Energy (a)	7.00		05/15/17	518,906
765	Edison Mission Energy	7.75		06/15/16	627,300
1,355	Intergen (144A) (Netherlands) (b)	9.00		06/30/17	1,338,063
334	Midwest Generation LLC (Series B)	8.56		01/02/16	330,581
					3,889,131
	Electric - Integrated (2.9%)
965	Ipalco Enterprises, Inc.	8.625		11/14/11	989,125
1,870	Mirant Americas Generation LLC (a)	8.50		10/01/21	1,552,100
275	Mirant Americas Generation LLC	9.125		05/01/31	213,125
705	Texas Competitive Electric Holdings Co. LLC (Series A) (a)	10.25		11/01/15	470,587
900	Texas Competitive Electric Holdings Co. LLC (Series B) (a)	10.25		11/01/15	600,750
					3,825,687
	Electronic Component - Miscellaneous (0.3%)
407	Flextronics International Ltd. (Singapore)	6.50		05/15/13	391,738
	Electronics - Military (0.6%)
810	L-3 Communications Corp.	5.875		01/15/15	761,400

See Notes to Financial Statements

Morgan Stanley High Yield Securities Inc.

Portfolio of Investments  ■  August 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Finance - Auto Loans (1.3%)
$1,835	Ford Motor Credit Co. LLC	7.25%	10/25/11	$1,726,363
	Food - Meat Products (1.2%)
580	JBS USA LLC/JBS USA Finance, Inc. (144A) (b)	11.625	05/01/14	611,900
1,060	Smithfield Foods, Inc. (a)	7.00	08/01/11	1,001,700
				1,613,600
	Food - Miscellaneous/Diversified (0.3%)
435	M-Foods Holdings, Inc. (144A) (b)	9.75	10/01/13	442,613
	Food - Retail (1.2%)
525	SUPERVALU, Inc. (a)	7.50	05/15/12	532,875
505	SUPERVALU, Inc.	7.50	11/15/14	499,950
495	SUPERVALU, Inc. (a)	8.00	05/01/16	489,431
				1,522,256
	Funeral Service & Related Items (0.5%)
690	Service Corp. International/US	6.75	04/01/16	652,050
	Hotels & Motels (0.6%)
795	Gaylord Entertainment Co.	8.00	11/15/13	729,413
	Independent Power Producer (1.4%)
800	NRG Energy, Inc.	7.375	01/15/17	764,000
1,160	RRI Energy, Inc. (a)	7.875	06/15/17	1,035,300
				1,799,300
	Industrial Gases (0.2%)
205	Airgas, Inc. (144A) (b)	7.125	10/01/18	205,000
	Machinery - Electric Utility (1.4%)
2,248	Ormat Funding Corp.	8.25	12/30/20	1,854,615
	Machinery - Electrical (0.4%)
510	Baldor Electric Co. (a)	8.625	02/15/17	510,000
	Machinery - Farm (0.4%)
540	Case New Holland, Inc. (144A) (b)	7.75	09/01/13	534,600
	Medical Products (2.5%)
1,440	Biomet, Inc. (a)	11.625	10/15/17	1,530,000
1,500	Fresenius Medical Care Capital Trust IV	7.875	06/15/11	1,526,250
290	Invacare Corp.	9.75	02/15/15	298,700
				3,354,950

See Notes to Financial Statements

Morgan Stanley High Yield Securities Inc.

Portfolio of Investments  ■  August 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Medical - Drugs (1.2%)
$465	Axcan Intermediate Holdings, Inc.	12.75%		03/01/16	$488,250
1,050	Warner Chilcott Corp.	8.75		02/01/15	1,050,000
					1,538,250
	Medical - Hospitals (2.7%)
575	CHS/Community Health Systems, Inc.	8.875		07/15/15	580,031
1,200	HCA, Inc.	5.75		03/15/14	1,047,000
847	HCA, Inc.	6.25		02/15/13	789,828
475	HCA, Inc. (144A) (b)	9.875		02/15/17	491,625
700	Tenet Healthcare Corp.	7.375		02/01/13	647,500
					3,555,984
	Medical - Nursing Homes (0.7%)
930	Sun Healthcare Group, Inc.	9.125		04/15/15	920,700
	Medical - Outpatient/Home Medical (2.6%)
850	Apria Healthcare Group, Inc. (144A) (b)	11.25		11/01/14	879,750
375	Apria Healthcare Group, Inc. (144A) (b)	12.375		11/01/14	381,562
590	Select Medical Corp.	7.625		02/01/15	539,850
1,960	Select Medical Corp. (a)	7.654	(f)	09/15/15	1,656,200
					3,457,362
	Metal - Aluminum (0.9%)
1,425	Novelis, Inc. (Canada)	7.25		02/15/15	1,161,375
	Office Furnishings - Original (0.8%)
1,105	Interface, Inc.	9.50		02/01/14	1,059,419
	Oil Company - Exploration & Production (10.1%)
965	Atlas Energy Operating Co. LLC/Atlas Energy Finance Corp. (144A) (b)	10.75		02/01/18	979,475
1,165	Chaparral Energy, Inc.	8.50		12/01/15	786,375
305	Chaparral Energy, Inc. (a)	8.875		02/01/17	205,875
200	Chesapeake Energy Corp.	6.375		06/15/15	183,250
555	Chesapeake Energy Corp.	6.50		08/15/17	492,562
600	Chesapeake Energy Corp.	7.50		09/15/13	591,000
250	Chesapeake Energy Corp. (a)	9.50		02/15/15	256,250
390	Cimarex Energy Co.	7.125		05/01/17	362,700
435	Forest Oil Corp. (a)	7.25		06/15/19	411,075
760	Forest Oil Corp. (a)	7.75		05/01/14	745,750
1,290	Hilcorp Energy I LP/Hilcorp Finance Co. (144A) (b)	7.75		11/01/15	1,196,475
1,080	Newfield Exploration Co.	6.625		09/01/14	1,047,600

See Notes to Financial Statements

Morgan Stanley High Yield Securities Inc.

Portfolio of Investments  ■  August 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$255	Newfield Exploration Co.	7.125%	05/15/18	$249,263
1,495	OPTI Canada, Inc. (Canada)	8.25	12/15/14	979,225
905	PetroHawk Energy Corp. (144A) (b)	10.50	08/01/14	972,875
720	Pioneer Natural Resources Co.	6.65	03/15/17	663,613
1,230	Plains Exploration & Production Co.	7.625	06/01/18	1,168,500
445	Plains Exploration & Production Co.	7.75	06/15/15	433,875
500	Plains Exploration & Production Co. (a)	10.00	03/01/16	532,500
1,175	SandRidge Energy, Inc. (h)	8.625	04/01/15	1,110,375
				13,368,613
	Oil - Field Services (0.4%)
635	Key Energy Services, Inc.	8.375	12/01/14	577,850
	Paper & Related Products (2.4%)
1,730	Georgia-Pacific LLC (144A) (b)	7.125	01/15/17	1,669,450
425	Georgia-Pacific LLC (144A) (b)	8.25	05/01/16	431,375
525	Glatfelter (a)	7.125	05/01/16	496,125
650	Verso Paper Holdings LLC/Verso Paper, Inc. (144A) (a)(b)	11.50	07/01/14	640,250
				3,237,200
	Pharmacy Services (1.2%)
1,720	Omnicare, Inc.	6.75	12/15/13	1,634,000
	Physical Therapy/Rehabilitation Centers (0.8%)
985	Healthsouth Corp.	10.75	06/15/16	1,046,563
	Pipelines (1.0%)
430	El Paso Corp.	6.875	06/15/14	421,614
145	El Paso Corp.	12.00	12/12/13	165,300
710	Sonat, Inc.	7.625	07/15/11	722,704
				1,309,618
	Poultry (0.7%)
946	Pilgrim's Pride Corp. (c)(e)	7.625	05/01/15	931,810
	Radio (0.6%)
825	Sirius XM Radio, Inc. (a)	9.625	08/01/13	734,250
	Rental Auto/Equipment (0.6%)
775	United Rentals North America, Inc. (a)	6.50	02/15/12	747,875
	Resorts/Theme Parks (0.0%)
27,634	Resort at Summerlin LP (Series B) (c)(d)(e)	13.00	12/15/07	0
	Retail - Apparel/Shoe (1.2%)
1,620	Brown Shoe Co., Inc.	8.75	05/01/12	1,575,450

See Notes to Financial Statements

Morgan Stanley High Yield Securities Inc.

Portfolio of Investments  ■  August 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Retail - Drug Store (0.9%)
$1,625	RITE AID Corp. (a)	8.625%	03/01/15	$1,186,250
	Retail - Regional Department Store (1.6%)
2,130	Bon-Ton Department Stores Inc. (The) (a)	10.25	03/15/14	1,325,925
825	Macy's Retail Holdings, Inc.	5.90	12/01/16	731,360
				2,057,285
	Retail - Sporting Goods (0.3%)
435	Freedom Group, Inc. (144A) (b)	10.25	08/01/15	450,225
	Satellite Telecommunication (2.0%)
510	Hughes Network Systems LLC/HNS Finance Corp.	9.50	04/15/14	520,200
2,045	Intelsat Corp.	9.25	06/15/16	2,080,787
				2,600,987
	Seismic Data Collection (0.7%)
965	Cie Generale de Geophysique-Veritas (France)	7.50	05/15/15	921,575
	Special Purpose Entity (1.8%)
325	FireKeepers Development Authority (144A) (b)	13.875	05/01/15	331,500
330	Fresenius US Finance II, Inc. (144A) (b)	9.00	07/15/15	359,700
660	LPL Holdings, Inc. (144A) (b)	10.75	12/15/15	625,350
1,300	NSG Holdings LLC/NSG Holdings, Inc. (144A) (b)	7.75	12/15/25	1,092,000
				2,408,550
	Steel - Producers (0.6%)
650	ArcelorMittal (Luxembourg)	9.85	06/01/19	743,653
	Telecommunication Services (2.0%)
650	PAETEC Holding Corp. (144A) (a)(b)	8.875	06/30/17	622,375
1,110	Wind Acquisition Finance SA (144A) (Luxembourg) (b)	10.75	12/01/15	1,198,800
750	Wind Acquisition Finance SA (144A) (Luxembourg) (b)	11.75	07/15/17	817,500
				2,638,675
	Telephone - Integrated (4.3%)
1,620	Frontier Communications Corp.	9.00	08/15/31	1,500,525
1,440	Qwest Capital Funding, Inc. (a)	7.25	02/15/11	1,425,600
1,215	Sprint Capital Corp.	6.90	05/01/19	1,026,675

See Notes to Financial Statements

Morgan Stanley High Yield Securities Inc.

Portfolio of Investments  ■  August 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$315	Virgin Media Finance PLC (United Kingdom)	8.75%		04/15/14	$321,300
805	Virgin Media Finance PLC (United Kingdom)	9.125		08/15/16	819,087
525	Windstream Corp. (a)	8.125		08/01/13	527,625
					5,620,812
	Theaters (0.3%)
380	AMC Entertainment, Inc.	8.75		06/01/19	379,050
	Wire & Cable Products (0.9%)
1,200	Anixter, Inc.	10.00		03/15/14	1,245,000
	Total Corporate Bonds (Cost $168,023,051)				120,537,683
	Senior Loans (1.9%)
	Casino Services (1.1%)
1,475	CCM Merger Corp.	8.50	(f)	07/13/12	1,386,871
	Utilities (0.8%)
1,174	Calpine Corp.	3.475	(f)	03/29/14	1,081,678
	Total Senior Loans (Cost $2,181,648)				2,468,549

NUMBER OF SHARES
	Preferred Stock
	Finance - Commercial (0.2%)
697	Preferred Blocker, Inc. (144A) (b) (Cost $292,304)	324,301
	Common Stocks (0.1%)
	Casino Services (0.0%)
212,312	Fitzgeralds Gaming Corp. (d)(h)(i)	0
	Food Products (0.0%)
13,317	SFAC New Holdings, Inc. (d)(h)(j)(k)	0
2,447	SSFB Holdings, Inc. (d)(h)(j)	0
		0
	Restaurants (0.1%)
10,126	American Restaurant Group, Inc. (Class A) (d)(h)(j)	81,008
	Telecommunication Services (0.0%)
34,159	Birch Telecom, Inc. (d)(h)(j)(l)	341
	Textile - Products (0.0%)
2,389,334	U.S. Leather, Inc. (d)(h)(j)	0

See Notes to Financial Statements

Morgan Stanley High Yield Securities Inc.

Portfolio of Investments  ■  August 31, 2009 continued

NUMBER OF SHARES		VALUE
	Wireless Telecommunication Services (0.0%)
5,199	USA Mobility, Inc. (a)(j)	$66,184
	Total Common Stocks (Cost $217,151,162)	147,533

NUMBER OF WARRANTS			EXPIRATION DATE
	Warrants
	Gaming & Entertainment (0.0%)
319,500	Aladdin Gaming Enterprises, Inc. (144A) (b)(d)(h) (Cost $3,195)		03/10/10	0
PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE
	Short-Term Investments (24.8%)
	U.S. Government Agency (1.5%)
$2,000	Federal Home Loan Bank (m) (Cost $1,999,827)	0.13%	09/25/09	1,999,827

	Securities Held as Collateral on Loaned Securities (18.9%)
	Repurchase Agreements (4.4%)
4,329	Bank of America Securities LLC (0.22% dated 08/31/09, due 09/01/09; proceeds $4,328,873) fully collateralized by U.S. Government Agency Security at the date of this Portfolio of Investments as follows: Federal National Mortgage Assoc. 5.00% due 07/01/35; valued at $4,415,424	4,328,847
1,464	Citigroup (0.53% dated 08/31/09, due 09/01/09; proceeds $1,463,590) fully collateralized by common stock at the date of this Portfolio Investments as follows: PowerShares QQQ; valued at $1,536,749 (See Note 6)	1,463,569
	Total Repurchase Agreements (Cost $5,792,416)	5,792,416
NUMBER OF SHARES (000)
	Investment Company (14.5%)
19,126	Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class (See Note 6) (Cost $19,125,528)	19,125,528
	Total Securities Held as Collateral on Loaned Securities (Cost $24,917,944)	24,917,944

See Notes to Financial Statements

Morgan Stanley High Yield Securities Inc.

Portfolio of Investments  ■  August 31, 2009 continued

NUMBER OF SHARES (000)			VALUE
	Investment Company (4.4%)
5,880	Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class (See Note 6) (Cost $5,880,436)		$5,880,436
	Total Short-Term Investments (Cost $32,798,207)		32,798,207
	Total Investments (Cost $420,449,567) (n)	118.3%	156,276,273
	Liabilities in Excess of Other Assets	(18.3)	(24,214,263)
	Net Assets	100.0%	$132,062,010

  (a)  All or a portion of this security was on loan at August 31, 2009.

  (b)  Resale is restricted to qualified institutional investors.

  (c)  Non-income producing security; bond in default.

  (d)  Securities with a total market value equal to $81,349 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Directors. Such fair value measurements may be level 2 measurements if observable inputs are available. See Note 2.

  (e)  Issuer in bankruptcy.

  (f)  Floating rate security. Rate shown is the rate in effect at August 31, 2009.

  (g)  Security issued with perpetual maturity.

  (h)  Non-income producing security.

  (i)  Resale is restricted, acquired (12/22/98) at a cost basis of $957,527.

  (j)  Acquired through exchange offer.

  (k)  Resale is restricted, acquired (06/10/99) at a cost basis of $133.

  (l)  Resale is restricted, acquired (between 06/18/98 and 05/11/99) at a cost basis of $17,257,340.

  (m)  Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

  (n)  The aggregate cost for federal income tax purposes is $420,744,129. The aggregate gross unrealized appreciation is $9,712,147 and the aggregate gross unrealized depreciation is $274,180,003 resulting in net unrealized depreciation of $264,467,856.

See Notes to Financial Statements

Morgan Stanley High Yield Securities Inc.

Financial Statements

Statement of Assets and Liabilities

August 31, 2009

Assets:
Investments in securities, at value (cost $393,980,034) (including $23,665,575 for securities loaned)	$129,806,740
Investment in affiliate, at value (cost $26,469,533)	26,469,533
Receivable for:
Interest	2,669,382
Swap contracts collateral due from broker+	800,000
Investments sold	271,755
Capital stock sold	52,813
Dividends from affiliate	482
Prepaid expenses and other assets	58,552
Total Assets	160,129,257
Liabilities:
Collateral on securities loaned, at value	24,917,944
Payable for:
Swap contracts termination+	1,110,727
Investments purchased	543,000
Capital stock redeemed	493,118
Dividends and distributions to shareholders	112,498
Investment advisory fee	45,491
Distribution fee	34,599
Transfer agent fee	31,512
Administration fee	8,862
Accrued expenses and other payables	769,496
Total Liabilities	28,067,247
Net Assets	$132,062,010
Composition of Net Assets:
Paid-in-capital	$2,297,795,818
Net unrealized depreciation	(264,173,294)
Accumulated undistributed net investment income	450,756
Accumulated net realized loss	(1,902,011,270)
Net Assets	$132,062,010
Class A Shares:
Net Assets	$57,096,578
Shares Outstanding (2,000,000,000 shares authorized, $.01 par value)	3,665,155
Net Asset Value Per Share	$15.58
Maximum Offering Price Per Share, (net asset value plus 4.44% of net asset value)	$16.27
Class B Shares:
Net Assets	$24,453,635
Shares Outstanding (2,000,000,000 shares authorized, $.01 par value)	1,587,924
Net Asset Value Per Share	$15.40
Class C Shares:
Net Assets	$9,850,841
Shares Outstanding (2,000,000,000 shares authorized, $.01 par value)	636,907
Net Asset Value Per Share	$15.47
Class I Shares:
Net Assets	$40,660,956
Shares Outstanding (2,000,000,000 shares authorized, $.01 par value)	2,619,146
Net Asset Value Per Share	$15.52

+  On September 15, 2008, Lehman Brothers Holdings, Inc. filed for bankruptcy. Subsequently, the Fund effectively closed these transactions and had recorded a net payable to Lehman Brothers Holdings, Inc. as well as swap collateral due from broker.

See Notes to Financial Statements

Morgan Stanley High Yield Securities Inc.

Financial Statements continued

Statement of Operations

For the year ended August 31, 2009

Net Investment Income:
Income
Interest	$13,846,691
Income from securities loaned - net	105,145
Dividends	39,344
Dividends from affiliate	33,146
Total Income	14,024,326
Expenses
Professional fees	1,077,503
Investment advisory fee	510,450
Distribution fee (Class A shares)	123,609
Distribution fee (Class B shares)	196,522
Distribution fee (Class C shares)	76,638
Transfer agent fees and expenses	388,441
Shareholder reports and notices	97,576
Administration fee	97,229
Registration fees	50,667
Directors' fees and expenses	18,238
Custodian fees	11,785
Other	33,976
Total Expenses	2,682,634
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(6,420)
Net Expenses	2,676,214
Net Investment Income	11,348,112
Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	(80,590,184)
Futures contracts	(946,202)
Swap contracts	1,779,062
Foreign exchange translation	(29,860)
Forward foreign currency contracts	164,357
Net Realized Loss	(79,622,827)
Change in Unrealized Appreciation/Depreciation on:
Investments	69,872,059
Futures contracts	94,519
Swap contracts	(1,284,124)
Foreign exchange translation	1,250
Forward foreign currency contracts	(49,376)
Net Change in Unrealized Appreciation/Depreciation	68,634,328
Net Loss	(10,988,499)
Net Increase	$359,613

See Notes to Financial Statements

Morgan Stanley High Yield Securities Inc.

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2009	FOR THE YEAR ENDED AUGUST 31, 2008
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$11,348,112	$12,255,604
Net realized gain (loss)	(79,622,827)	1,307,994
Net change in unrealized appreciation/depreciation	68,634,328	(10,972,965)
Net Increase	359,613	2,590,633
Dividends to Shareholders from Net Investment Income:
Class A shares	(4,861,737)	(4,436,122)
Class B shares	(2,454,523)	(3,333,056)
Class C shares	(835,768)	(822,177)
Class I shares	(3,726,948)	(3,714,579)
Total Dividends	(11,878,976)	(12,305,934)
Net decrease from capital stock transactions	(20,357,516)	(40,565,263)
Net Decrease	(31,876,879)	(50,280,564)
Net Assets:
Beginning of period	163,938,889	214,219,453
End of Period (Including accumulated undistributed net investment income of $450,756 and $3,530,164, respectively)	$132,062,010	$163,938,889

See Notes to Financial Statements

Morgan Stanley High Yield Securities Inc.

Notes to Financial Statements  ■  August 31, 2009

1. Organization and Accounting Policies

Morgan Stanley High Yield Securities Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, (the "Act") as a diversified, open-end management investment company. The Fund seeks as a primary objective to earn a high level of current income. As a secondary objective, the fund seeks capital appreciation but only to the extent consistent with its primary objective. The Fund was incorporated in Maryland on June 14, 1979 and commenced operations on September 26, 1979. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class I shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The Fund will assess a 2% redemption fee, on Class A shares, Class B shares, Class C shares, and Class I shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee was designed to protect the Fund and its remaining shareholders from the effects of short-term trading.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) credit default/interest rate swaps are marked-to-market daily based upon quotations from market makers; (6) futures are valued at the latest price published by the commodities exchange on which they trade; (7) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") determines that the latest sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the

Morgan Stanley High Yield Securities Inc.

Notes to Financial Statements  ■  August 31, 2009 continued

Fund's Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Directors of the Fund; (8) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Directors; (9) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (10) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily, as earned except where collection is not expected.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Futures — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Foreign Currency Translation and Forward Foreign Currency Contracts — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of

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Notes to Financial Statements  ■  August 31, 2009 continued

investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gains/losses on forward foreign exchange contracts and foreign currency translations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gains or losses. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. Swaps — The Fund may enter into credit default swap contracts, a type of credit derivative, for hedging purposes or to gain exposure to a credit or index of credits in which the Fund may otherwise invest. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer or index of issuers. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. The seller in a credit default swap contract would be required to pay an agreed upon amount, to the buyer in the event of an adverse credit event of the issuer. This agreed-upon amount approximates the notional amount of the swap and is estimated to be the maximum potential future payment that the seller could be required to make under the credit default swap contract. In the event of an adverse credit event, the seller generally does not have any contractual remedies against the issuer or any other third party. However, if a physical settlement is elected, the seller would receive the defaulted credit and, as a result, become a creditor of the issuer.

The current credit rating of each individual issuer serves as indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

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Notes to Financial Statements  ■  August 31, 2009 continued

The Fund accrues for the periodic fees on credit default swaps on a daily basis as earned with the net amount accrued recorded within realized gains/losses on swap contracts on the Statement of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the swap contracts is reported as unrealized gains or losses on the Statement of Operations. Payments received or made upon entering into a credit default swap contract, if any, are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. Credit default swaps may involve greater risks than if a Fund had invested in the issuer directly. Credit default swaps are subject to general market risk, counterparty risk and credit risk.

The Fund may also enter into interest rate swaps and asset swaps (where parties combine the purchase or sale of a bond/note with an interest rate swap) ("swaps") primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Swaps are contractual agreements to exchange periodic interest payment streams calculated on a predetermined notional principal amount. Swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Fund will usually enter into swaps on a net basis, i.e, the two payment streams are netted out in a cash settlement on the payment date or date specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund accrues the net amount with respect to each swap on a daily basis. This net amount is recorded within realized gains/losses on swap contracts on the Statement of Operations. Risk may arise as a result of the potential inability of the counterparties to meet the terms of the contracts.

Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds.

G. Senior Loans — The Fund invests in Senior Loans to Borrowers. Senior Loans are typically structured by a syndicate of lenders ("Lenders"), one or more of which administers the Senior Loan on behalf of the Lenders ("Agent"). Lenders may sell interests in Senior Loans to third parties

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Notes to Financial Statements  ■  August 31, 2009 continued

("Participations") or may assign all or a portion of their interest in a Senior Loan to third parties ("Assignments"). Senior Loans are exempt from registration under the Securities Act of 1933. Presently, Senior Loans are not readily marketable and are often subject to restrictions on resale.

H. Security Lending — The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund receives cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in high-quality short-term investments. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent.

The value of loaned securities and related collateral outstanding at August 31, 2009 were $23,665,575 and $24,917,944, respectively. The Fund received cash collateral which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

I. Federal Income Tax Policy — It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund follows the provisions of the Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the four year period ended August 31, 2009, remains subject to examination by taxing authorities.

J. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

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Notes to Financial Statements  ■  August 31, 2009 continued

K. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

L. Subsequent Events — The Fund considers events or transactions that occur after the date of the Statement of Assets and Liabilities but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosure. Subsequent events have been evaluated through October 29, 2009, the date of issuance of these financial statements.

2. Fair Valuation Measurements

The Fund adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective September 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

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Notes to Financial Statements  ■  August 31, 2009 continued

The following is the summary of the inputs used as of August 31, 2009 in valuing the Fund's investments carried at value:

		FAIR VALUE MEASUREMENTS AT AUGUST 31, 2009 USING
INVESTMENT TYPE	TOTAL	UNADJUSTED QUOTED PRICES IN ACTIVE MARKET FOR IDENTICAL INVESTMENTS (LEVEL 1)	SIGNIFICANT OTHER OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Common Stocks
Casino Services	$0	—	—	$0
Food Products	0	—	—	0
Restaurants	81,008	—	—	81,008
Telecommunication Services	341	—	—	341
Textile — Products	0	—	—	0
Wireless Telecommunication Services	66,184	$66,184	—	—
Total Common Stocks	147,533	66,184	—	81,349
Preferred Stock	324,301	—	$324,301	—
Corporate Bonds	120,537,683	—	120,537,683	0
Warrants	0	—	—	0
Senior Loans	2,468,549	—	2,468,549	—
Short-Term Investments
US Government Agency	1,999,827	—	1,999,827	—
Investment Company	25,005,964	25,005,964	—	—
Repurchase Agreements	5,792,416	—	5,792,416	—
Total Short-Term Investments	32,798,207	25,005,964	7,792,243	—
Total	$156,276,273	$25,072,148	$131,122,776	$81,349

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

INVESTMENTS IN SECURITIES
Beginning Balance	$346,034
Net purchases (sales)	(212,570)
Transfers in and/or out	—
Change in unrealized appreciation/depreciation	920,706
Realized gains (losses)	(972,821)
Ending Balance	$81,349
Net change in unrealized appreciation/ depreciation from investments still held as of August 31, 2009	$0

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Notes to Financial Statements  ■  August 31, 2009 continued

On April 9, 2009, FASB issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current SFAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009. The Fund has adopted the provisions of FSP 157-4 as of August 31, 2009 and it did not have a material impact on the Fund's financial statements.

3. Derivative Financial Instruments

The Fund adopted FASB Standard No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"), effective March 1, 2009. SFAS 161 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund's foreign currency exposure or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are specific types of derivative financial instruments used by the Fund.

Forward Foreign Currency Contracts The Fund may enter into forward contracts for many purposes, including to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

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Notes to Financial Statements  ■  August 31, 2009 continued

During the year ended August 31, 2009, the cost of purchases and the proceeds from sales of forward foreign currency contracts were $1,383,904 and $2,114,274, respectively.

Futures To hedge against adverse interest rate, the Fund may purchase and sell interest rate futures contracts ("futures contracts"). These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Transactions in futures contracts for the year ended August 31, 2009, were as follows:

NUMBER OF CONTRACTS
Futures, outstanding at beginning of the period	475
Futures opened	149
Futures closed	(624)
Futures, outstanding at end of the period	—

Swaps The Fund may enter into interest rate swaps and asset swaps (where parties combine the purchase or sale of a bond/note with an interest rate swap) ("swaps") and may purchase or sell interest rate caps, floors and collars. The Fund expects to enter into these transactions primarily to manage interest rate risk, hedge portfolio positions and preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Swap transactions are subject to market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such risks may exceed the related amounts shown in the Statement of Assets and Liabilities.

The Fund may enter into credit default swaps for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the Fund may otherwise invest. Credit default swaps may involve greater risks than if the Fund had invested in the issuer directly. Credit default swaps are subject to general market risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the maximum payout amount it pays to the buyer, resulting in a loss to the Fund.

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Notes to Financial Statements  ■  August 31, 2009 continued

Transactions in swap contracts for the year ended August 31, 2009, were as follows:

NOTIONAL AMOUNT (000'S)
Swaps, outstanding at beginning of period	$248,286
Swaps opened	12,350
Swaps closed	(260,636)
Swaps, outstanding at end of period	$—

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized gains (losses) by type of derivative contract for the year ended August 31, 2009 in accordance with SFAS 161.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS

PRIMARY RISK EXPOSURE	FUTURES	FORWARD FOREIGN CURRENCY	SWAPS
Foreign Exchange Risk	—	$164,357	—
Interest Rate Risk	$(946,202)	—	$2,796,987
Credit Risk	—	—	(1,017,925)
Total	$(946,202)	$164,357	$1,779,062

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES CONTRACTS

PRIMARY RISK EXPOSURE	FUTURES	FORWARD FOREIGN CURRENCY	SWAPS
Foreign Exchange Risk	—	$(49,376)	—
Interest Rate Risk	$94,519	—	$(1,505,670)
Credit Risk	—	—	221,546
Total	$94,519	$(49,376)	$(1,284,124)

4. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.42% to the portion of the daily net assets not exceeding $500 million; 0.345% to the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.295% to the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.27% to the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.245% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.22% to the portion of the daily net assets exceeding $3 billion.

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Notes to Financial Statements  ■  August 31, 2009 continued

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's daily net assets.

Under an agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 0.75% of the average daily net assets of Class B shares; and (iii) Class C — up to 0.85% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Directors will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $65,853,588 at August 31, 2009.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the year ended August 31, 2009, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 0.85%, respectively.

The Distributor has informed the Fund that for the year ended August 31, 2009, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $142, $53,646 and $628, respectively and received $10,095 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

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Notes to Financial Statements  ■  August 31, 2009 continued

6. Security Transactions and Transactions with Affiliates

The Fund invests in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class. For the year ended August 31, 2009, advisory fees paid were reduced by $6,420 relating to the Fund's investment in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class. Income distributions earned by the Fund are recorded as "dividends from affiliate" in the Statement of Operations and totaled $33,146 for year ended August 31, 2009. During the year ended August 31, 2009, the cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class aggregated $219,438,929 and $214,202,908, respectively.

At August 31, 2009, the Fund held a repurchase agreement with Citigroup Inc, an affiliate of the Investment Adviser, Administrator and Distributor since June 1, 2009, with a value of $1,463,569 in connection with cash collateral received from securities lending.

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended August 31, 2009, aggregated $100,329,803, and $121,687,662 respectively.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Directors voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended August 31, 2009, included in "directors' fees and expenses" in the Statement of Operations amounted to $15,023. At August 31, 2009, the Fund had an accrued pension liability of $116,078, which is included in "accrued expenses and other payables" in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and

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Notes to Financial Statements  ■  August 31, 2009 continued

distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

7. Capital Stock

Transactions in capital stock were as follows:

	FOR THE YEAR ENDED AUGUST 31, 2009		FOR THE YEAR ENDED AUGUST 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	4,982,091	$7,446,436	3,044,592	$5,197,255
Conversion from Class B	617,534	853,746	2,990,187	5,160,101
Reinvestment of dividends	2,731,331	4,439,347	1,868,089	3,179,633
Redeemed	(9,214,091)	(14,394,827)	(11,534,672)	(19,793,676)
Shares tendered from reverse stock split @@	(33,182,880)	—	—	—
Net decrease — Class A	(34,066,015)	(1,655,298)	(3,631,804)	(6,256,687)
CLASS B SHARES
Sold	1,195,186	2,072,970	768,559	1,306,926
Conversion to Class A	(623,872)	(853,746)	(3,022,112)	(5,160,101)
Reinvestment of dividends	1,434,227	2,191,639	1,359,338	2,293,557
Redeemed	(11,047,808)	(16,300,221)	(12,673,541)	(21,517,259)
Shares tendered from reverse stock split @@	(15,095,081)	—	—	—
Net decrease — Class B	(24,137,348)	(12,889,358)	(13,567,756)	(23,076,877)
CLASS C SHARES
Sold	387,084	755,671	408,295	704,150
Reinvestment of dividends	443,370	700,950	361,939	612,896
Redeemed	(1,530,762)	(2,654,316)	(2,257,404)	(3,836,633)
Shares tendered from reverse stock split @@	(5,936,444)	—	—	—
Net decrease — Class C	(6,636,752)	(1,197,695)	(1,487,170)	(2,519,587)
CLASS I SHARES
Sold	122,967	259,259	227,135	393,481
Reinvestment of dividends	1,937,729	3,117,566	1,633,029	2,778,006
Redeemed	(5,210,646)	(7,991,990)	(6,919,180)	(11,883,599)
Shares tendered from reverse stock split @@	(23,935,640)	—	—	—
Net decrease — Class I	(27,085,590)	(4,615,165)	(5,059,016)	(8,712,112)
Net decrease in Fund	(91,925,705)	$(20,357,516)	(23,745,746)	$(40,565,263)

@@  As of the close of business on June 19, 2009, the Fund implemented a reverse stock split which resulted in a reduction of shares.

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Notes to Financial Statements  ■  August 31, 2009 continued

8. Purposes of and Risks Relating to Certain Financial Instruments

The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

9. Expense Offset

The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Fund with the transfer agent. For the year ended August 31, 2009, the Fund did not have an expense offset.

10. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

	FOR THE YEAR ENDED AUGUST 31, 2009	FOR THE YEAR ENDED AUGUST 31, 2008
Ordinary income	$11,766,478	$12,305,934
As of August 31, 2009, the tax-basis components of accumulated losses were as follows:
Undistributed ordinary income	$2,038,387
Undistributed long-term gains	—
Net accumulated earnings	2,038,387
Capital loss carryforward	(1,831,201,462)
Post-October losses	(70,760,759)
Temporary differences	(1,342,118)
Net unrealized depreciation	(264,467,856)
Total accumulated losses	$(2,165,733,808)

Morgan Stanley High Yield Securities Inc.

Notes to Financial Statements  ■  August 31, 2009 continued

As of August 31, 2009, the Fund had a net capital loss carryforward of $1,831,201,462, to offset future capital gains to the extent provided by regulations, which will expire according to the following schedule.

AMOUNT	EXPIRATION
$245,944,739	August 31, 2010
568,502,378	August 31, 2011
758,434,573	August 31, 2012
183,559,922	August 31, 2013
46,805,231	August 31, 2014
21,799,070	August 31, 2015
6,155,549	August 31, 2017

As of August 31, 2009, the Fund had temporary book/tax differences primarily attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund's next taxable year), capital loss deferrals on wash sales, interest on bonds in default, dividend payable and book amortization of premiums on debt securities.

Permanent differences, primarily due to losses on paydowns, gains on foreign currency and swaps, tax adjustments on debt securities sold by the Fund and an expired capital loss carryforward, resulted in the following reclassifications among the Fund's components of net assets at August 31, 2009:

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN-CAPITAL
$(2,548,544)	$91,751,024	$(89,202,480)

11. Accounting Pronouncements

In May 2009, FASB issued Statement of Financial Accounting Standards No. 165, Subsequent Events ("SFAS 165"), which is intended to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS 165 is effective for interim or annual financial periods ending after June 15, 2009. The Fund has adopted the provisions of SFAS 165 as of August 31, 2009. Although the adoption of SFAS 165 did not materially impact its financial position, results of operations or changes in net assets, the Fund is now required to provide additional disclosures, which are included in Note 1.

In June 2009, FASB issued SFAS No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles — a replacement of FASB Statement No. 162 ("SFAS 168"). SFAS 168 will become the source of authoritative U.S. Generally Accepted Accounting

Morgan Stanley High Yield Securities Inc.

Notes to Financial Statements  ■  August 31, 2009 continued

Principles recognized by the FASB to be applied by nongovernmental entities. Once in effect, all of the Codification's content will carry the same level of authority, effectively superseding FASB Statement No. 162. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund does not anticipate that SFAS 168 will have a material impact on its financial statements.

12. Reverse Stock Split

As of the close of business on June 19, 2009, the Fund implemented a 1:10 reverse stock split. This reverse stock split effectively decreased the number of outstanding shares for the Fund. As a result, shareholders' accounts reflect proportionally fewer shares with a higher net asset value per share. While the number of shares declined, neither the Fund's holdings nor the total value of shareholders' investments was affected. Per share data in the financial highlights prior to June 19, 2009, has been adjusted to give effect to this reverse stock split.

13. Subsequent Event

Morgan Stanley announced on October 19, 2009 that it has entered into a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. ("Invesco"), a leading global investment management company. As a result, the Investment Adviser expects to propose to the Board of Directors of the Fund that it approve a reorganization of the Fund into a newly organized mutual fund advised by an affiliate of Invesco. It is the Investment Adviser's current expectation that the newly organized Invesco fund would be managed by the same portfolio management team which currently manages the Fund. If approved by the Board, the reorganization would be submitted to the shareholders for their approval.

Morgan Stanley High Yield Securities Inc.

Financial Highlights

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

	FOR THE YEAR ENDED AUGUST 31,
	2009^		2008^		2007^		2006^		2005^
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$16.40		$17.30		$17.30		$17.90		$18.00
Income (loss) from investment operations:
Net investment income(1)	1.27		1.10		1.10		1.20		1.30
Net realized and unrealized loss	(0.76)		(0.90)		–		(0.60)		(0.10)
Total income from investment operations	0.51		0.20		1.10		0.60		1.20
Less dividends from net investment income	(1.33)		(1.10)		(1.10)		(1.20)		(1.30)
Net asset value, end of period	$15.58		$16.40		$17.30		$17.30		$17.90
Total Return(2)	5.09%		1.29%		6.65%		3.84%		6.84%
Ratios to Average Net Assets:(3)
Total expenses (before expense offset)	2.13	%(4)	1.73	%(4)	1.59	%(4)	1.26	%(5)	1.12%
Net investment income	9.41	%(4)	6.57	%(4)	6.24	%(4)	6.79	%(5)	7.24%
Rebate from Morgan Stanley affiliate	0.01%		0.00	%(6)	0.00	%(6)	–		–
Supplemental Data:
Net assets, end of period, in thousands	$57,097		$61,839		$71,664		$75,099		$77,861
Portfolio turnover rate	85%		27%		26%		26%		43%

  ^  On June 19, 2009, the Fund effected a reverse stock split as described in Note 12 to the Financial Statements. Per share data prior to this date has been restated to give effect to the reverse stock split.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  If the Fund had borne all its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment income ratios, before expense offset, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
August 31, 2006	1.30%	6.75%

  (6)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley High Yield Securities Inc.

Financial Highlights continued

	FOR THE YEAR ENDED AUGUST 31,
	2009^		2008^		2007^		2006^		2005^
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$16.20		$17.20		$17.20		$17.70		$17.90
Income (loss) from investment operations:
Net investment income(1)	1.19		1.00		1.00		1.10		1.20
Net realized and unrealized gain (loss)	(0.72)		(0.90)		0.10		(0.40)		(0.20)
Total income from investment operations	0.47		0.10		1.10		0.70		1.00
Less dividends from net investment income	(1.27)		(1.10)		(1.10)		(1.20)		(1.20)
Net asset value, end of period	$15.40		$16.20		$17.20		$17.20		$17.70
Total Return(2)	4.73%		0.21%		6.78%		3.34%		5.68%
Ratios to Average Net Assets:(3)
Total expenses (before expense offset)	2.63	%(4)	2.23	%(4)	2.10	%(4)	1.77	%(5)	1.66%
Net investment income	8.91	%(4)	6.07	%(4)	5.74	%(4)	6.28	%(5)	6.70%
Rebate from Morgan Stanley affiliate	0.01%		0.00	%(6)	0.00	%(6)	–		–
Supplemental Data:
Net assets, end of period, in thousands	$24,454		$41,721		$67,410		$119,288		$205,739
Portfolio turnover rate	85%		27%		26%		26%		43%

  ^   On June 19, 2009, the Fund effected a reverse stock split as described in Note 12 to the Financial Statements. Per share data prior to this date has been restated to give effect to the reverse stock split.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  If the Fund had borne all its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment income ratios, before expense offset, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
August 31, 2006	1.81%	6.24%

  (6)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley High Yield Securities Inc.

Financial Highlights continued

	FOR THE YEAR ENDED AUGUST 31,
	2009^		2008^		2007^		2006^		2005^
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$16.30		$17.20		$17.20		$17.80		$18.00
Income (loss) from investment operations:
Net investment income(1)	1.18		1.00		1.00		1.10		1.20
Net realized and unrealized loss	(0.76)		(0.90)		–		(0.60)		(0.20)
Total income from investment operations	0.42		0.10		1.00		0.50		1.00
Less dividends from net investment income	(1.25)		(1.00)		(1.00)		(1.10)		(1.20)
Net asset value, end of period	$15.47		$16.30		$17.20		$17.20		$17.80
Total Return(2)	4.36%		0.70%		6.04%		3.25%		5.58%
Ratios to Average Net Assets:(3)
Total expenses (before expense offset)	2.73	%(4)	2.33	%(4)	2.20	%(4)	1.84	%(5)	1.74%
Net investment income	8.81	%(4)	5.97	%(4)	5.64	%(4)	6.21	%(5)	6.62%
Rebate from Morgan Stanley affiliate	0.01%		0.00	%(6)	0.00	%(6)	–		–
Supplemental Data:
Net assets, end of period, in thousands	$9,851		$11,843		$15,085		$19,753		$27,378
Portfolio turnover rate	85%		27%		26%		26%		43%

  ^   On June 19, 2009, the Fund effected a reverse stock split as described in Note 12 to the Financial Statements. Per share data prior to this date has been restated to give effect to the reverse stock split.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  If the Fund had borne all its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment income ratios, before expense offset, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
August 31, 2006	1.88%	6.17%

  (6)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley High Yield Securities Inc.

Financial Highlights continued

	FOR THE YEAR ENDED AUGUST 31,
	2009^		2008^		2007^		2006^		2005^
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$16.30		$17.30		$17.30		$17.90		$18.00
Income (loss) from investment operations:
Net investment income(1)	1.30		1.20		1.10		1.20		1.30
Net realized and unrealized gain (loss)	(0.71)		(1.00)		0.10		(0.50)		(0.10)
Total income from investment operations	0.59		0.20		1.20		0.70		1.20
Less dividends from net investment income	(1.37)		(1.20)		(1.20)		(1.30)		(1.30)
Net asset value, end of period	$15.52		$16.30		$17.30		$17.30		$17.90
Total Return(2)	5.62%		0.95%		6.92%		4.11%		7.04%
Ratios to Average Net Assets:(3)
Total expenses (before expense offset)	1.88	%(4)	1.48	%(4)	1.35	%(4)	1.01	%(5)	0.91%
Net investment income	9.66	%(4)	6.82	%(4)	6.48	%(4)	7.04	%(5)	7.45%
Rebate from Morgan Stanley affiliate	0.01%		0.00	%(6)	0.00	%(6)	–		–
Supplemental Data:
Net assets, end of period, in thousands	$40,661		$48,535		$60,060		$71,911		$124,556
Portfolio turnover rate	85%		27%		26%		26%		43%

  ^   On June 19, 2009, the Fund effected a reverse stock split as described in Note 12 to the Financial Statements. Per share data prior to this date has been restated to give effect to the reverse stock split.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  If the Fund had borne all its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment income ratios, before expense offset, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
August 31, 2006	1.05%	7.00%

  (6)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley High Yield Securities Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley High Yield Securities Inc.:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley High Yield Securities Inc. (the "Fund"), including the portfolio of investments, as of August 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian, agent bank and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley High Yield Securities Inc. as of August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
October 29, 2009

U.S. Privacy Policy

An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our privacy policy ("Policy") annually.

This Policy applies to current and former individual clients of Morgan Stanley Distributors Inc., as well as current and former individual investors in Morgan Stanley mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies ("affiliated companies"). It also discloses how you may limit our affiliates' use of shared information for marketing purposes. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

●  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

●  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

●  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

●  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

U.S. Privacy Policy

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

●  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to non-affiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

U.S. Privacy Policy

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

4. How Can You Limit Our Sharing of Certain Personal Information About You With Our Affiliated Companies for Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for "eligibility purposes" and for our affiliated companies' use in marketing products and services to you as described in this notice, you may do so by:

●  Calling us at (800) 869-6397
Monday–Friday between 8a.m. and 8p.m. (EST)

●  Writing to us at the following address:
Morgan Stanley Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you

U.S. Privacy Policy

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies' products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

Special Notice To Residents Of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other affiliated companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Morgan Stanley High Yield Securities Inc.

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
Frank L. Bowman (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Stategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government.	168	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	170	Director of various business organizations.

Morgan Stanley High Yield Securities Inc.

Director and Officer Information (unaudited) continued

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
Kathleen A. Dennis (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	168	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	170	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (67) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	171	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley High Yield Securities Inc.

Director and Officer Information (unaudited) continued

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
Michael F. Klein (50) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	168	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (73) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	170	None.

Morgan Stanley High Yield Securities Inc.

Director and Officer Information (unaudited) continued

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
W. Allen Reed (62)† c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	168	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (77) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	171	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	169	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  This is the earliest date the Director began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") (the "Retail Funds") or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds").

  **  The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

  †  For the period September 26, 2008 through February 5, 2009, W. Allen Reed was an Interested Director. At all other times covered by this report, Mr. Reed was an Independent Director.

Morgan Stanley High Yield Securities Inc.

Director and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (35) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008	President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of the Investment Adviser (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008	Global Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and the Investment Adviser (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of Morgan Stanley Investment Management Inc. and the Investment Adviser (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Carsten Otto (45) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004	Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director and Secretary of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997).

Morgan Stanley High Yield Securities Inc.

Director and Officer Information (unaudited) continued

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years**
Francis J. Smith (44) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003).

Mary E. Mullin (42) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

* This is the earliest date the Officer began serving the Retail Funds or Institutional Funds.

Directors

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its directors. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

© 2009 Morgan Stanley

HYLANN
IU09-04521P-Y08/09

INVESTMENT MANAGEMENT

Morgan Stanley
High Yield Securities Inc.

Annual Report

August 31, 2009

Item 2.  Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2009

	Registrant			Covered Entities(1)
Audit Fees		$53,800		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)	$6,418,000	(2)
Tax Fees		$6,113	(3)	$881,000	(4)
All Other Fees	$			$
Total Non-Audit Fees		$6,113		$7,299,000

Total		$59,913		$7,299,000

2008

	Registrant			Covered Entities(1)
Audit Fees		$53,800		N/A

Non-Audit Fees
Audit-Related Fees		$5,788	(2)	$4,555,000	(2)
Tax Fees		$5,931	(3)	$747,000	(4)
All Other Fees	$				$(5)
Total Non-Audit Fees		$11,719		$5,302,000

Total		$65,519		$5,302,000

N/A- Not applicable, as not required by Item 4.

(1)   Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)   Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)   Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)   Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)   All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.     Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)           This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.     Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.     Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.     Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.     Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.     All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.     Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.     Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.     Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.  Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Van Kampen Asset Management

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)   The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley High Yield Securities Inc.

/s/ Randy Takian
Randy Takian
Principal Executive Officer
October 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Randy Takian
Randy Takian
Principal Executive Officer
October 22, 2009

/s/ Francis Smith
Francis Smith
Principal Financial Officer
October 22, 2009